UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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PENN Entertainment, Inc.

(Name of Registrant as Specified In Its Charter)

HG VORA CAPITAL MANAGEMENT, LLC

HG VORA SPECIAL OPPORTUNITIES MASTER FUND, LTD.

DOWNRIVER SERIES LP – SEGREGATED PORTFOLIO C

PARAG VORA

JOHNNY HARTNETT

CARLOS RUISANCHEZ

WILLIAM CLIFFORD
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On May 13, 2025, HG Vora Capital Management, LLC and certain of its affiliates (collectively, “HG Vora”), the beneficial owners of approximately 4.80% of the outstanding common stock of PENN Entertainment, Inc. (NASDAQ: PENN) (“PENN”), launched a website in connection with the solicitation of shareholders of PENN, which is available at www.WinAtPENN.com (the “Site”). Copies of the materials posted to the Site are filed herewith. From time to time, HG Vora and the other participants may refer shareholders of PENN to such materials.

Disclaimer CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS I r.e ir.formation herein contains •for,ard-looking stater, er.ts. chat can be id entified by the fact that they do not relate strictly to historical or current facts_ Specific forma rd-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without lint itation. words such as 'may.' -will,"expects,"believes," 'anticipates; "plans,"intends; 'estimates,"projecls,"potentia 'targets; 'forecasts,' seeks, -could,- 'should' or the negative of such terms or other variations on such terms or comparable terminology. Similarly. statements that describe our objectives. plans or goals are forward-looking. forward-looking statements are subject to various risks and uncertainties and assumption. I here can be no assurance that any idea or assumption herein is. or will be proven, correct. If one or more of the risks or uncertainties materialize, or if HG Vora's underlying assumptions prove to be incorrect, the actua I results may vary materially from outcomes indicated by these statements. Accordingly,fonvard-looking statements should not be regarded as a representation by HC yore that the future plans, estimates or expectations contemplated will ever he achieved. I he information herein does not constitute an offer to sell or solicitation of an offer to buy any of the securities described herein in any state to a try person. CERTAIN INFORMATION CONCERNING THE PART1CINNTS MC Vora and the other Participants as defined below) filed a definitive prosy statement and accompanying gold universal proxy card with the SEC on May 12. 2025 robe used to solicit proxies for the election of its slate of director nominees at the 2025 an nua I meeting of shareholders [the '2025 Annual Meetingl of PENN Lntertai nrnent, Inc. ["PENN•). I he partici penis in the proxy solicitation are currently anticipated to he 11C Vora Capital Management. LLC the "Investment Manager"[, FIC Vora Specia I Opportunities Master fund, Ltd. ['Master fundl, Downriver Series LP- Segregated Portfolio C ruownriver"),Parag vol. Mr. more' and, collectively with Investment manager, Master fund and Downriver...11C Vote). William Clifford. John try Hartnett. and Carlos Ruisanchez [collectively all of the foregoing, the 'Participants.). As of the date hereof, (i) Master fund directly owns 5,Er2b.,05:10 shares of common stock, par value $0.001 per share [the 'Common Stock'), of PENN, including 100 shares of Common Stock as the record holder and (ii) Downriver directly owns 5.4.2b.066 shares of Common Stock. including 100 sha res of Common Stock as the record holder [collectively, the-1290.000 shares of Common Stock owned by Master fund and DownrNrer, the • HC Vora Shares,. I he KG Vora Shares collectively represent approximately 4.80% of the outstanding shares of Common Stock, based on the 1S0.852.169 shares of Common Stock outstanding as of April 24, 2025. as disclosed by PEN Non its proxy statement for the Annual meeting I he investment M anager is the investment manager of Master fund and Dowririver, each of which have delegated all investment and voting decisions to the Investment Manager. Mr. Vora is the manager of the Investment Manager and has authority ewer day-to-day operations and investment and eating decisions, including with respect to the MC Vora Sha res, of the Investment Manager. Each of the Investment M anger and Mr. Vora may be deemed to have the shared power to vote or direct the vote of [and the shared power to dispose or direct the disposition of) the 1-10 Vora Shares and indirect ownership thereof. Mr. Ruisanchez directly owns 3,1b0 shares of Common Stock_ Neither Mr. Clifford nor Mr. Hartnett beneficially own any shares of Common Stock Certain of the Participants are also from time to time party to certain derivative intro ments that provide economic exposure to PEMN's Common Stock. All of the foregoing information is as of the date hereof unless otherwise disclosed. Disclaimer one or more of the risks or uncertainties materialize. or if HC Vora's underlying assumptions prove to be incorrect. the actual results may vary materially from outcomes indicated by the. statements. Accordingly, forward-looking statements should not be regarded as a representation by HC Vora that the future pla ns. estimates or expectations contemplated will ever be achieved. I he information herein does not constitute an offerto sell or solicitation of an offer to buy any of the securities described herein in any state to any person. CERTAIN INFORMATION CONCERNING THE PARTICIPANTS 11C Vora and the other Participants as defined below) filed a definitive proxy statern ent and accompanying gold universal proxy card with the SEC on May 12. 202S to be used to solicit proxies for the election of its slate of director nominees at the 202b annual meeting of shareholders (the '2025 Annual M.tingl of PENN Entertainment. Inc. ["PENN'). I he participants in the proxy solicitation are currently anticipated to be HC Vora Capital Management LLC ithe "Investment Manager"), HC Vora Special Opportunities Master Fund, Ltd. ("Master Fund"(. Downriver Series LP- Segregated Portfolio C 1"Downriver"),Parag Vora [`Mr. Vora' and. collectively with Investment Manager, Master I•und and Downriver,'FIC Vora"]. William Clifford. Johnny Hartnett. and Carlos klui.nchez icollectively all of the foregoing, the'Participants")- iu of the date hereof. (i) Master Lund directly owns S.B2S.,000 shares of cornmon stock. par value $0.001 per share [the 'Common Stock), of PENN, including 100 shares ❑f Common Stock as the record holder and (ii] Downriver directly owns 5.42b.0110 shares of Common Stock, including IOU shares of Common Stock as the record holder :collectively, the7.250.000 shares of Common Stock owned by Master Fund and DowarNrer.the `HC Vora Shares"). i he HG Vora Shares collectively represent approximately 4.8096 of the outstanding shares of Common Stock, based on the 1Sclu8S2.fidgi shares of Common Stock outstanding as of April 24. 28.25. as disclosed by PENN on its proxy statement for the Annual meeting i he investment Manager is the investment manager of Master Fund and Downriver, each of which have delegated all investment and voti rig decisions to the investment manager_ ML Vora is the manager of the investment Manager and has authority over day-to-day operations and investment and voting decisions, including with respect to the HC Vora Shares, of the Investment Manager_ Each of the Investment Manager and Mr. 'fora may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the HG Yam Shares and indirect ownership thereof_ Mr_ Rui.nchez directly owns 3.1b0 shares of Common Stock Neither Mr. Clifford nor Mr. Hartnett beneficially own any shares of Common Stock- Certain of the Participants are also from time to time party to certain derivative instruments that provide economic exposure to PENIN's Common Stock. All of the foregoing information is as of the date hereof unless otherwise disclosed. IMPORTANT INFORMATJON AND WHERE TO FIND IT 110 VORA S I RONGLYALYVISES ALL SHAREHOLDERS OF I HE CORPORATION 10 READ 1LIE DEFIMIIIVE PROXY Slot EM EN! AND OIHER PROXY MAI ERIALS BECAUSE !HEY CON IAIN 1M ROR lAril INFORMAL ION_ SUCH PROXY MAI ERIALS ARE AVAILABLE AI MO CHARGE OM I HE SEC'S WEBS! 1 E Al WWWSEC.COV. I HE DEF111111VE PROSY AND ACCOMPANY! NC PROXY CARD WILL ALSO BE FURNISHED 10 SOME OR ALL OF 1HE COMPANY'S SHAREHOLDERS. SHAREHOLDERS MAY DIRECI A REOU ES I 10 I FIE PARIICIPAN1S' PROXY SOLICITOR, OKAPI PAR! NERS LLC, 112 AVENUE OF 1LIE AMERICAS..111H FLOOR.HEYY YORK.NEW YORK 10036. [SHAREHOLDERS CAN CALL IOLL-I- RL E MY/1629-63SW. =, )Wi nAt IN PENN The Nominees Materiats ••• About HG Vora Vote The GOLD Proxy Card Today To Win At PENN Vote "FOR" HG Vora's Three Highly Qualified Independent Nominees; William Clifford, Johnny Hartnett, and Carlos Ruisanchez. Wow to Vote t'' tT ,111190M1752. RelatiVeTSR The Case for Change We believe PENN owns the best portfolio of geographically diverse regional casinos in the country and, prior to the distractions introduced by the current management team, had a track record of industry-leading efficiency in its core brick. and-mortar business. HG Vora was attracted to the consistency, predictability and steady growth of the core business as well as the potential upside opportunity from online casino gaming, an area in which we believe PENN is well positioned to succeed as a large scale omni-channel operator with a combination of the wel I 'known Hollywood Casino brand and significant cross• sale opportunities From its large retail database. But, PENN'S stock has underperformed those of its publicly traded gaming peers over the last two, three, four, free, six, seven, eight, nine and ten years, and during the tenure of the Company's CEO and most of the independent directors.E In our view, this is the direct result of an unsuccessful strategic shift that has been plagued by va I ue-destructive deal. ma ki ng, reckless capital allocation and poor execution. We believe PENN trades at a discount to its intrinsicvalue because its management team and Board of Directors have lost credibility arid i rivestors fear further value destructive decisions. WM. OM Yr, 1:4•• CLU.V.,^3 •••• W3101.10 Carl••• .1.11.1 • • tc.PV1I, Yen Z •••• a weer 6 War vex iE RtlativeTSR • 01. .rowe Pa...neat Peer, • MUG OWN. Pt. • a RLA Set 3063 Caw., OinLfn .m &LRCM 10..•• Source: El)oarnberg aata as &April 25,20.25, the fast trading day before VENN Bed its Deffhtrve Proxy Statement for the 2025 Annual Meeting ofSharenoJders, "Company Performance Peers' refers to Izrayd Cawing. Caesars Entertthrtrnant LOS Vegas Sands, MGM Mesa,. The?. tied Cock Resorts and Wynn Resorts_ `415 Con-ring Pears° refers to Boyd •Carning. Caesars Entertainment, Churchill Downs, MGM Pesorts and Red Nock hearts. Peer data refers to median. Under the leadership of its President and CEO, lay Snowden, and Board Chair, David Handler, PENN has been pursuing a misguided transformation from a best. in.class regional casino operator to a sports, media and technology conglomerate. Unfortunately, this transformation has been characterized by massively overpaying for acquisitions and poor execution. Since the beginning of 2020, PENN has invested heavily in online sports betting, committing more than $43 bi I lionPlof shareholder capital nearly double PENN'S entire equity market value today to several value. des-tructive acquisitions and partnerships.PA Under the oversight of the Board and David Handler who purports to be an expert in gaming and technology MS.A.H PENN has executed a string of transactions that, in our view, stand among the worst in the industry's history. PENN paid more than $2 billion For Score Media and Gaming, a small Canadian company that was generating less than $25 million in annual revenue,[4 and more than $500 million for Barstool Sports„W whose controversial brand and outspoken founder reportedly threatened PE NN's relationships with its gaming regulators, putting the entire PENN franchise at PENN has also committed to paying Disney more than $2 billion for the right to the ESPN Bet trademark for ten years,'IN a sum that Disney's CEO noted was substantially more than other suitors were willing to pay["i Despite this prolific spending, we believe that PENN'S online sports betting strategy has fai led. Nearly two years after Mr. Snowden announced that the Company was targeting double-digit market shareki and a -podium position,"1 ESPN Bet is the 81.h-ranked online sports betting platform in the U.S., with its market share hovering around Additionally by nearly all relevant measures, PENN is less profitable and less valuable than it was before the Company embarked on its digital transformation_ Earnings, Adjusted EBITDAP, return on invested capital and free cash flow have all declined over the last frve years, while the Company's share count and leverage have increased signfficantly.V4 To ensure that the Company's future does not look like the last five years under the leadership of Mr. Snowden and Mr. Handler, we believe change is needed at PENN. But change is unlikely to su.r.e from the very executives and directors that devised the current strategy, a strategy on which they claim to remain "laser forused!l'] Instead, in our view, PENN needs a Board that will ask tough questions, challenge the status quo and make difficult but necessary decisions about the Company and Board's leadership. This election is about more than improving the Board's composition; it is about catalyzing meaningful change at PENN. It is imperative that shareholders send a clear and unambiguous message that continued ineffective leadership, lack ofdoavuntability and entrenching actions will no longer be tolerated. We strongly urge shareholders to vote the GOLD proxy card for the election of each of the three I-IG Vora-nominated candidates_ By voting HG Vora's GOLD proxy card and not the Company's proxy card you can convey that the status quo is no longer du_eptable, and that it is time for genuine change. Join us in voting for accountability, fresh thinking and a better future for PENN. Vote GOLD to Win at PENN. ded gar !ling peers' refer to the companies PENN u.ed to beiullmark iLs stock price performance in the Com par ky's Form10.1‹ for the focal year ended Decem=r IL 2022 and include lloyd Garrking Corporation. Caesars Entertainment Inc., las L-gas Sands Corp, MCA Arsorls Intematiorkal, Red Pock P.orLs Inc, and Wynn fiesm Ls, Ltd. Peer sista ',ler. to rrkedian. pg Source EllExynberg. Data as of April 20.2S, the last tracing day beFore PENN nled Gellr•ilive Proxy Staternera For the 2025 Pr. nual Meetirkg of Shareholders. pill Source. Comparry nlirkgs. approxinately SSE& million irk 211cormideratiork For the ncepuisiLion of Barstool S,orts, approxirrotely $/1 billion for the acquisition OF Score Media n Garnirkg 3) SM0 rnilli in warrants issue...I to .a.PN and 4) approximately $1_2 bill ion. in Adjusted EBITDA12 I.oss.c in the hide ractiue Segment nce 2021 f.vi Source. FactSel. Dula as Of April M.. 202S. the last trading day =fore PENN nleclits Definitive Proxy SLaLernent for the 202S Annual Meeting of Shareholders.[v] See PENN Entertainment DellniLime Proxy Sta temerkt. Med with the SEC on Apri ge l'As a cofounder of an RUA ad visoryllinn focused on Lhe technology seclor,Mr. Handler cr.5nLrilaules theEl tsar el deep strategic ircights inA, the evoking industry Ian elm ape, expert= in effective rbk cArrAght and the ability to identity strategic opportunities for PENN's ornnichannel growth straLegryl pill Source. PENN Entertainment Press Pelee, August S,2021See also Score 14edia arr.] Gaming PTE. fielease. July 13. 2021. noting th. the otanpany had generated CAD$6,4 milbn in revenue during the three rrkondm ended May 31, 2021 [Le., approximately USIDSS3 milliork hamed on e.xchanyc rates A the Lin, ok approximately USDS213 million. on an arknualided heels]. [vii] Per PENN Erklertainnkent Pre= fieleasm dated January N. 2020 and February17. 2623. PENN paid apnrcucirredely 5163 rrkilliork lo acquire a 36% intelest in Barstool Sports arkd 53ES million to acquire the rerruiling [viig See Todd Spanyler,'Barstool SF.,as Founder Dare Portn,y Expluins Breakup With Prrkn: We Got Denied' C.ambling Licenses 'Because of Me'' Virriely, August 9, 21)23 r'We got denied DasinbIng] =cause of me. you name it,' Portnoy =id. So tile regulated industry is] probab ly hest p..sce for Ban:tool Sports and the Lype of oontent we make:3 pnil Source,. PENN Entertainment Press Pelease August a nom. Amount rkclud cash uayrrierts 0151Z, billion plus the grant d ate fair waken!' wawar kle to purchsseapproxirmstely 31.El in irk PENN corn mon shares [x] Source The Walt Disney Company 03 2023 Earnings Cell ('And PENN. why PENN? Because PENN step .ed up in a seri,. aggreahe way arr.] made snuffer tour Limit ums better Lhsn arty r..4 the corrkpetiLive Alen: hy [xi' During the Cnrnparry's Q2 2E/M.Eamings Call Mr. Snowden noted that the Company was largetiny market share for prexen La t ion.' which was 10% Lo 20%. So PENN E nterlailm erg. Q2 20nEarnings Call [xiii] Sour_m Eilers Nrcjcik Gaming. [Av] Soun_e: Bloomberg and Company fein¢_eata based on a uomparicon of MD and 2024 financial 'cults [Joel Source:PENN E nLe rlainm en!. Letter Lo Shareholders. OW SEC on Apr i PENN's Attempt to Disenfranchise Shareholders Bet that was 'within the range that we nrtnided hem ton Slide 9 in ou r investor On April 25„ 2025, PENN announced it was reducing the number of seats up for election at the Company's 2025 Annual Meeting from three to two. HG *via believs this reduction is a Ormedh of fiduciary duty and violation oldie law. On May 6,202S, HG Vora filed a complaint in the United States District Court for the Eastern District of Pennsylvania against PENN and its Board alleging that PENN violated Pennsyhrania's Business Corporation Law arid the Board breached its fiduciary duties when it reduced the number of seats up for election from three to two (the 'Board Reduction Scheme-Jet the Annual Meeting. The complaint further alleges that PENN violated Federal securities laws by failing to abide by the uniwirsal proxy rules and making materially false and misleading statements a nd omissions in proxy materials filed with the SEC. PENN'S Board Reduction Scheme,implemented amidst a contested election and while facing the prospect of losing three Board seats is, in HG Vora's view, a self.serving action with no legitimate corporate purpose HG 'Vora believes the Boarcfs manipulation of the Compa ny's election rules is an affront to shareholder democracy and only benefits its incumbent directors, including its ineffective Chairman and underperforming CEO. HG Vora believes that substantial changes are necessary to restore accountability and ensure all options are considered to maximize shareholder value_ PENN has previously violated state law with respect to the number of di recta's up for election In 2024, when MG Vora was planning to nominate candidates, PENN had too few directors in the class up for election in clear violation of Pennsylvania law Only after the deadline for nominating directors had passed did the Company remedy its breach of Pennsylvania law. Because it is unclear if PEN N's stated intention regarding the number of seats up for election in 2025 will persist, HG Vora is nominating its three candidates and solicit votes on their behalf. The Nominees The three independent director candidates Messrs. Clifford, I-Eartnett, and Puisanchez have significant experience and expertise in the gaming and entertainment industries, as well as strong track records of disciplined capital allocation and history of value creation through strategic transactions that ca n help provide proper oversight of management and help create long-tern value for PENN shareholders. William Clifford William Chiral has more tha n 30 years of expetnoe deliverirg excellent returns for shareholders in the garrerg industry. Read More about the Nominee s • Latest Materials 2025 Johnny Hartnett lohmy Harrod has decades al experience killing and raining online sports betting and gsmiug businesses. Carlos Roisane hoz Codas his-a rcher Ins a strong [rah record or capital allocation and value crotch for hareholdec Viev. Materials HG Vora Fifes Definitive Proxy Materials and Sends Letter to PENN Entertainment. Inc. Shareho I ders Latest Materials it'd y 7. 2(125 View Materials HG Vora Commences Lawsuit Against PENH Entertainment to Preserve the Fundamental Right of Shareholders to Elect All Three of Its Highly Qualified Independent Directors Latest Materials April Zit. 202`_• HG Vora Responds to PENN Entertainments Desperate Attempt to Disenfranchise Shareholders and Evade Accountability View Materia Is. Latest Materials larda-y 29.2025 FIG Vera Capital Management Nominates Three Highly Qualified Independent Director Candidates to PENN Entertainment Board Analyst Commentary View Materiels View all Third-Party Perspectives 'Interactive losses of $.8grn were more severe than ourytonsensus expectations for $85n-11SIE17m1 which included a VOrri impact from bad hold during March Madness {vs our expectation of $15nn' Barclays May 8. 2025 - Sarclay's 5/8 02511 Analyst Commentary View all Third-Party Perspectives "Digital losses were more or less in-line however, what matters above all else is how management addresses the broader Digital strategy on the call, given recent public acknowledgment that the prior strategy hasn't been as effective as planned_ We believe some investors were expecting a strategic review annou ncement (for digital) coinciding with today's report, which is not present here" Barclays Hay 8, 2025 - Barebys 5/8 0125 Analyst Commentary View all Third-Party Perspectives "PENN Entertainment (PENN) has posted its Q1 results this morning and while it will be defending that lackluster report today in the court of public opinion, it will also soon be defending itself in a different court. That is because a large holder FIG Vora_ alleges PENN violated Pennsylvania's Business Corporation Law when it hatched a scheme to deny HGV the third board seat it was seeking this proxy cycle. Almon certainly, HGV would have won that third seat if iwestors had been allowed to vote for its nominee. Rather than suffer the ignominy of being shut out, PENN chose to add two HGV nominees to the board, at the same time three directors are retiring_ Because it decided to not fill the seat of the third retiree, there are only two names on this years ballot and thus, HGV has been denied the opportunity to complete its Hat Trick' Gordon Haskett May B, 2025 - Haskett 5/8 Accauitahility Analyst Commentary View all Third-Party Perspectives "The Interactive segment reported $2901M of revenue and an Adjusted EBITDA loss of $89M, lower than our revenue estimate of $319.4M and our estimated Adj. EBITDAP loss of 1.80.6M. Consensus expectations were SVIR 3M of revenue and an EBITDA loss of $86.6M, which implies modest downside to a widely dispersed consensus." lefferies May 8. 2025 - Jelferies 51E1025 Analyst Commentary View all Third-Party Perspectives "The ESPN Bet business appears to he narrowing its losses, line of sight to market share gains required to generate positive EBITDA remains unclear, in our view. We expect investors to focus on 1) strategic actions in Digital as share remains below targets outlined with the original agreement; and 211 details on the rebound in ApriliMay given the heightened uncertainty around a consumer slowdown." MOM'. StallkY May 8.2025 - Morgan Stanley 5!81125 (De Analyst Commentary View all Third-Party Perspectives "When discussing the overall trajectory of ESPN BET, PENN management was forthright in calling into question its current digital cost structure, and specifically highlighting its marketing spend (much of which goes to ESPN} in relation to ESPN BET currently being 'not on pace' to compete for a podium position in market share, and also calling out next year's 3-year exit clause that becomes available to both parties. We're not sure how fa r away PENN and its board are from taking more drastic strategic action,: Barclays rebury 28. zo25 - Barclays 712I1Underpetrmance CIS Analyst Commentary View all Third-Party Perspectives " [l]n our view, the uncertainty surrounding the Digital segment's market share and operating performance remains a key area of debate, which is a key driver of our tempered view... ithoug h the core business performed a bit Letter than our expectations, the losses from the Interactive segment were weaker than our marginally optimistic estimates.' lefferies februarw2a, 2025 - Jefferies2/28 Underperhrace 00 Analyst Commentary View all Third-Party Perspectives "In the past two years, PENN shares are .3094, given uninspiring financials plagued by competitive openings, low-end consumer pressure, high operating leverage, rising interest rates, and Interactive strategy changes_ With 24 results below expectations and elevated capex expected for one more year, FCF will remain suppressed this year.' Macquarie February 28, 2025 - Wog uarie 2/28Underprforragrice Analyst Commentary View all Third-Party Perspectives "Q4 ERMA was above guidance, but missed our recently raised retail ests [sic] while 2025 retail guidance was generally in-line but Interactive was -$10064 worse than expected." Truest February 28. 2025 - Trust MEI UnderperfornEnce 0 Analyst Commentary View all Third-Party Perspectives "I would imagine that there is some sense of agreement among larger shareholders that these directors will help drive Penn in the direction they want to go[]" CitirBrIS .1MP Group LIC rebruery, 5. 2025 - Citizens 2/5 &nines 0 Analyst Commentary View all Third-Party Perspectives "Their nominees are people who know Penn, and many investors want people in them who know the business arid can get thingsturned around here._ I think I-IG Vora is in this for the long game[.]" Citizens IMP Group 1.12 februn 5.2025 - Citizens 2/5 Nominees 0 0 Analyst Commentary View all Third-Party Perspectives "I-IG Vora's nominees have significant transaction M8A and capital return experience, potentially pointing to the direction they might want to take if elected' Bank ol America January 20, 2025 - Rank of Acetic:a 1130 Nominees 0 0 Analyst Commentary View all Third-Party Perspectives 'This dissident slate was BY FAR the most important catalyst here.. HG Vora's directors are below_ Compare those three to the 75, 77 and 79 year olds that PENN is putting up against them. You tell me who you think will win this contest.?" lotteries January 30. 2025 - leHeries 1130 Case for Change Analyst Commentary "Vora has submitted about as impressive of a slate as you will ever see" Jefferies January 301, 2025 - jelfaries 1/30 Naninees Analyst Commentary "I don't understand why people don't understand that this CEO and Chairman are the r a bout the CEO's comp vs performance score!' lefferies January 3o. 2025 - Jelfarics 1/30 Undeperfornunce View all Third.Party Perspectives 0e View all Third-Party Perspectives t vulnerable executives I've ever seen_ You all know the Facts 0e Analyst Commentary View all Third-Party Perspectives "[W]e now believe PENN is one of the most interesting 'event path' stocks in our coverage... with an activist campaign (HG Vora) that could highlight under appreciated value and result in significant upside to the stock" Minh January 30, 2025 - Mizuhu 1/30 Case fir Change 00 Analyst Commentary 'View all Third-Party Perspectives "Simplistically, within interactive there are three components that together we estimate lost -$520m in EINTDA '24(ficense fees, theScore, ESPNRet).- Mind10 January 30, 2025 - Mizuho 1/30 Undeverharmance oe Analyst Commentary View all Third-Party Perspectives "We believe there is significant opportunity to monetize/highlight/leverage those assets and lean into iGaming (a brand/product that has largely been conflated with OSEi, leading to underwhelming resul )[.]" Mialhe January 30.21125 - Minh 1/30 Undoperfornince e Analyst Commentary View all Third-Party Perspectives "HG Vora will win this contest. We don't need to belabor this point. I've spoken to almost every major shareholder. None are happy, how could they be? Vora's...experienced candidates__ will probably be viewed favorably against the PENN directors up for re•election[.r lefferies January14, 2025 - leiferies 1114 NErninees 0 Analyst Commentary View all Third-Party Perspectives "As you all know; the main issue with the shares has been the company's disastrous capital allocation track record since 2020 (pretty good before then) and their unflinching aspirations to continue to run head first into an expensive and unwi nnable 05E1 market place__ We see virtually NO scenario that at a minimum new independent._ directors don't land on this board and lead to the inevitable "shut down" of the $4bn fantasy that netted Sl from Portnoy and hopefully $50mn in EBITDA in a good year." Jefferies January 14.2025 - lderies 1/14 Linderperinunance Ce Analyst Commentary View all Third-Party Perspectives "PENN seemingly will lose $500nnn in digital in 2024, they are a $3bn market cap company. The magnitude of their OSB losses is truly staggering." lefferies January 14.2025 - ldenes 1/14 UnderperbrnmucE Ce Analyst Commentary View all Third-Party Perspectives "Despite their hest efforts to prevent it, PENN's mgnnt team/ board/Chairman (a respected banker trying to build a new firm) new will face yen/ hard questions in d public forum-.for the first time ever' lotteries January 14, 2025 - Je!ferias 1/14 UnderperbrnuncR 0 Disclaimer CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS I he inforrnatdon herein contains 'forward-looking statements' that can be identified by the fact that they do not relate strictly to historical or current fact, Specific for ward-loaki rig statements can he identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as •may; "expects; "believes; 'anticipates." "plans; "intends; "estimates; projects; "potential." 'targets." 'forec.ts." "seeks; 'could; "should' or the negative of such terms or other variations on such terms or comparable terminology_ Simi la rty, stater, eras that describe our objectives. plans or goals are forward-looking- I-orward-looki rig statements are subject to various risks arid uncertainties and assumptions. I here can he no assurance that any idea or assumption herein is. or will be proven.correct. If one or more of the risks or uncertainties materialize, or if HC Vora's underlying assumptions prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking staternendls should not be regarded as a representation by HC Vora that the future plans estimates or expectations contemplated will ever be achieved I he information herein does not constitute an offer to sell or solicitation of an offer to buy any of the securities described herein in any state to any person. CERTAIN INFORMATION CONCERNING THE PARTICIPANTS HC Vora and the other Participants (as defined below) fired a definitive proxy statement and accompanying gold universal proxy card with the SEC on May 12, 202Sto he used to solicit proxies for the election of its slate of director nominees at the 2023 annual meeting or shareholders [the '2.02b Annual Meeting') of PE NN Entertainment, Inc. ("PENH"). 1he participants in the proxy solicitation are cu rrently anticipated to be HC Vora Capital Management LLC ithe "Investment Manager"), HC Vora Special Opportunities Master fund, Ltd. ("Master Fund"). Do•Amriwer Series LP -Segregated Portfolio C ['Downriver"]. Parag Vora luM r.Vora" and, collectively with Investment Manager. Master Fund and Downriver."FIC Voral, William Clifford. Johnny Hartnett , and Carl. Puisanch. (collectively all of the foregoing the "Participa As of the date hereof, Master F and directly owns 3,62b.,000 shares or common stock par value $0.001 per share the "Common Stock"), or PENN, including 180 shares of Corn mi.:. Stock as the record holder and pi) Downrioer directly owns 3,4 .000 shares of Common Stock. including 100 shares of Common Stock as the record holder (collectively, the 1.250.000 shares of Common Stack owned by Master Fund and Downriver.the "FIC Vora Shares". I he H C Vora Sheres collectively represent approximately 4.60% of the oulstanding shares of Common Stock, based on the 1,r, d:I,2,769 shares of Common Stock outstanding as of April 24, 2025, as disclosed by PENN on its proxy statement for the Annual Meeting. lhe Investment Manager is the investment manager of Master Fund arid Downriver, each of which have delegated all investment arid voting decisions to the Investment Manage, PI, Vora is the manager of the Investment Manager and has authority over day-to-day operations and investment and voting decisions, including with respect bathe NG Vora Shares, of the Investment Manager. Each of the Investment Manager and Mr. Vora may he deemed to have the shared power to vote or di reel the vote of (and the shared power to dispose or direct the disposition ofl the HC Vora Sheres and indirect ownership thereof. Mr. Ruisanchex directly owns 6.1SO shares of Cornet on Stock_ Neither Mr. Clifford nor Mr. Hartnett beneficially own any shares of Common Stock_ Certain of the Participants are also from time to time party to certain derivative instruments that provide economic exposure to PEN N's Common Stock. All of the foregoing information is as of the date hereof unless otherwise disclosed. IMPORTANT INFORMATION AND WHERETO FIND LT HC VO PA S1RONCLY ADVISES ALL SHAP EHOLDE RS OF I HE CORPOPA11011 10 READ 1FIE DEI-INIIIVE PRO/CY SIAlEMEN I AND 0 I HER PROXY MAlERIALS BECAUSE !HEY CON IAIN IMPOR IAN I IN I-0 RNA I ION. SUCH PROXY MAI L R1ALS ARE AVAILABLE Al NO CHARGE ON 1FIL SECS WEISSIIL Al WWW.SEC.COV. I HE DL FINI I PIE PROXY AND ACCOMPANYING PROXY CARL) WILL ALSO ISE I- URNISHED 10 SOME OR ALL 01- I HE COMPANY'S SHAREHOLDERS. SHARE HOLDERS MAY LYRIC! A REQUESI 101 HE PAP I ICI PARIS' PROXY SOLICI I OR, OKAPI PAP IMEPS LLC, 1212 AVENUE 01- 1 HE AMERICAS. 171 H I-LOOP, NEW YORK, NEW YORK 10036 (S HAP EHOLD EPS CAN CALL 10 LL-FR EE: I 6T I) 6.29-63b5). Vsi\L\ nNttJ FOR SHAREHOLDERS FOR MEDIA SUBSCRIBE TO RECEIVE UPDATES inforgekapipartnerscom Bruce Goldfarb/Chuck Garske Jonathan Gast halteriNatha niel Garnicknain Hughes Okapi Partners Gastha & Ca (877) 6.1-6355 (212) 257-4170 infaclokapipartnerspom HGVbraiagasthalter.com cripyogiNo2rEsHovems I Affright...nee I nisiarner nAt PENN SUBMIT A QUESTION Na me Email Address The Norriintes Materials About HG Vera 1=0 Areyou a Retail Shareholder or Institutional Shareholder? What is your question or inquily? WinAt The Nominees Materials v About HG Vera N.% PENN THE NOMINEES Our Nominees bring the experience, execution skills, and shareholder alignment necessary to create long term value for PENN shareholders. William Clifford Johnny Hartnett Carlos Ruisanehoz William Clifford has more than 30 years of experience delivering excellent returns for shareholders in the gaming industry. Seasoned Calming Industry Executive ▪ 7ormer Senior Vice President, Chief Financial Officer and Treasurer of Ca rni rig and Leisure Properties • Former Senior Vice President of Rna rice and Chief Financial Officer of Penn National Gaming • I n12 years as CFO, William played an instrumental role in the company's exponential growth, helping to drive an a pproxirriately 20cc return for shareholders. Served in various operational finance roles for a variety of casino companies in Las Vegas arid the Bahamas Significant Board Experience • Current a i rector on trio Board of Drive Shack Inc. where he sits on the Audit Committee and serves as chairman of the Nominating and Governance Committee • Previously served as a director of Intrawest Holdings, Inc_ and as chairman of the Audit Committee William Clifford Johnny Hartnett Carlos Ruisanehez Johnny Hartnett has decades of experience building and running online sports betting and gaming businesses. Experienced at Growing and Leading Gaming Businesses • Former CEO of Superbet Croup e Under his leadership, revenue grew 7x and profitability increased Sx • Former Chief Development 0111-..er of Flutter Group a Led the company's M&A activities, including its acquisition of FanDuel • Former Chief Operating Officer of Flutter a During his ten urershareholder returns were approximately 23x From the 2002 IPO to 2019 Former COO. of Sportsbet Australia and former MD of Paddy Power Online Relevant Board Experience • Current non•executive director of Superbet Group • Current director of Hentons & Co LLP, a privately held investment vehicle, and Ding a global mobile top up and remittance business • Previousy served as a no n•executhie director of Xtrernepush Limited, an omnichannel customer engagement platform William Clifford Johnny Hartnett Carlos Huisanchez Carlos Ruisanchez has a strong track record of capital allocation and value creation for shareholders. Entrepreneurial and Gaming Industry Success Former President and Chief Financial Officer of Pinnacle Entertainment D Helped drive a nearly Sx total return for shareholders during his tenure D Played a critical role in multiple transformative moves to unlock shareholder value, including • The acquisition of Ameristar, • Executing multiple highly accretive share repurchase plans; • Entering a sa le. leaseback with GLPI; and • Leading strategic conversations with PENN which resulted in a merger with Pinnacle • Co• Founder of Sorel le Capital and Sorelle Hospitality Significant Public Company Board Experience • Current member of the Board of Directors of Southwest Gas Holdings,Inc. (NYS swx) • Prior director of Cedar Fair Entertainment Company {NYSE: FUN, From 2019 to 20241 until its rrierger with Six Flags Entertainment Corporation and Pinnacle (NASDAQ PN Kr From 2016 to 2018) • Former director of Pinnacle Entertainment prior to its sale in 2018 Analyst Commentary on the Nominees View all Third-Party Perspectives "I would imagine that there is sorne sense of agreement among larger shareholders that these directors will help drive Penn in the direction they want to go[ J" Citizens IMP Group LC February 5 2025 Analyst Commentary on the Nominees View all Third-Party Perspectives "Their nominees are people who know Penn, and many investors want people in there who know the business and can get thingsturned around here... I think I-IC Vora is in this for the long game[.]" Citizens IMP Group ILIC Feinn 5.2925 Analyst Commentary on the Nominees View all Third-Party Perspectives "1-lG Vora's nominees have significant transaction, M&A and capital return experience, potentially pointing to the direction they might want to take if elected' Bank of America !:-,uaryi 11, 2025 Analyst Commentary on the Nominees "Vora has submitted about as impressive of a slate as you will ever see' lefferies fartuary 30, 2025 View all Third-Party Perspectives Analyst Commentary on the Nominees View all Third-Party Perspectives "I-IC Vora will win this contest. We don't need to belabor this point l've spoken to almost every major sharehotder_ None are happy. how could they be? Vora's_ experienced candidates... will probably be viewed favorably against the PENN directors up for re•election[1- lefties fantiary 14.2025 —„ ) NN PENN The Nominees Materials •••• About HO Vora Press Releases Letters In The New Third-Party Perspectives Proxy Statement Vote The GOLD Proxy Card To At PENN V) \i;gi/:, Press Releases 2023 The Nom ine45 Materials About HG Vora FIG Vora Files Definitive Proxy Materials and Sends Letter to PENN Entertainment, Inc. Shareholders 11:11:11 14'4 7, 2025 HD Vora Commences Lawsuit Against PENN Entertainment to Preserve the Fundamental Right of Shareholders to Elect All Three of Its Highly Qualified Independent Directors April 2B, 2025 FIG Vora Responds to PENN Entertainment's Desperate Attempt to Disenfranchise Shareholders and Evade Accountability 1=3 Jaruary 29, 2025 FIG Vora Capital Management Nominates Three Highly Qualified Independent Director Candidates to PENN Entertainment Board C=O Letters HG Vora Letter to PENN Shareholders May13, 2025 In the News Deal May 1.3026 HG VORA TAKES BATTLE FOR PENN'S BOARD TO COURT HG Vora filed a complaint against the casino operator and its hoard, alleging a breach of fiduciary duties when it cut the number of seats up for election this year from three to two. Haulers r I 28. 202 HG VORA PUSHES AHEAD WITH PROXY FIGHT, WANTS INVESTORS TO VOTE ON 3 SEATS After Penn Entertainment announced it intended to shrink the board to eight directors, leaving only two seats available to !Devoted on at the annual meeting in June, HG Vora announced it plans to push ahead to try and elect all three of its director candidates to the board_ CCM Casinmorg PENN ENTERTAINMENT ADMITS ESPN BET IS DISAPPOINTING In a letter to shareholders, PENN CEO Jay Snowden and Chairman David Handler acknowledged ESPN Bet "remains a key area of focus", but that to date, the business hasn't performed as expected. NEW MN POST February 15.201 5 ESPN BET COULD SHUT DOWN IN 2026 AFTER 52 BILLION NIGHTMARE FOR PENN NATIONAL After signing a deal with sports betting giant Penn National in 2022, ESPN BET has floundered to a horrific market share of just 235 percent throughout the sports betting landscape_ 111-Elltif April 29, 2025 HG VORA RESPONDS TO PENN ENTER TA I N MENTS 'SELF-SERVING' TACTIC IN BOARD ELECTION HG Vora has issued a statement criticizing Penn Entertainment's reduction of the number of board seats up for election at its 2025 annual meeting as an unlawful maneuver with no legitimate corporate basis that would prevent shareholders from exercising their full voting rights. Read More January 30. 2025 HG VORA SEEKS BOARD CHANGES AT PENN ENTERTAINMENT AMID SHAREHOLDER CONCERNS HG Vora Capital Management has nominated three independent candidates for election to PENN Entertainments Board of Directors, citing underperformance and governance concerns as key reasons for the move. CCM LSR January 30.20. ESPN BET PARENT FACES PROXY BATTLE AFTER INTERACTIVE 'ABJECT FAILURE' HG Vora made the move it has been working toward, nominating three directors to take seats on the board of ESPN Bet parent company Penn Entertainment. CIO Third-Party Perspectives 1GB January 30_20. PENN SHAREHOLDER HG VORA NOMINATES THREE DIRECTOR CANDIDATES. CITING "RECKLESS SPENDING" The New York. based investment firm I-IG Vora has nominated three director candidates to Penn Entertainment, accusing management of failing to help the group reach its "full potential". CIO THE MEM JOERML. January 29, 2025 MAJOR PENN ENTERTAINMENT SHAREHOLDER LAUNCHES PROXY FIGHT I-IG Vora has criticized the casino operator's 144.6,. history, share performance. CIO PENN's Board Refuses to Face Accountability to Shareholders "PENN Entertainment (PENN) has posted its QI results this morning arid while it will he defending that lackluster report today in the court of public opinion it will also soon be defending itself in a different court That is because a large holder HG Vora... alleges PENN violated Pennsylvania's Business Corporation Lew when it hatched a scheme to deny I-IGV the third board seat it was seeking this proxy cycle. Almost certainly, HGV would nava won that third Boat if in...salon had been alloyded to vote for its nominee. Rather than suffer the ignominy of being shut out PENN chose to add two I-IGV nominees to the board, at the same time three directors are retiring_ Because it decided to riot fill the seat of the thi rd ecti roc. there are only two names on this year's ballot and thus, 1-ICV has been denied the opportunity to complete its Hat Trick" Gordon Haskell May 8, 2025 PENN's Disappointing Qi 2025 Results "Digital losses were more or less i however, what matters above all else is how management addresses the broader Digital strategy on the call, given recent public acknowledgment that the prior strategy hasn't been as effective as planned. We believe some investors were expecting a strategic review announcement (for digital) coinciding with today's report, which is not present here' Barclays May 2025 'The Interactive segment reported $290.1M of revenue and an Adjusted EBITDA loss of $89M, lower than our revenue estimate of Toazavi and our estimated EBRDAP loss of $80.6M. Consensus expectations were $3083M of revenue and an EBITDA loss of $86.6M, which implies modest downside to a widely dispersed consensus" lefferies May8,2125 "Interactive losses of $89m were more severe than our/Consensus expectations for $85 m/$87m, which included a $I Urn impact from bad hold during March Madness vs our expectation of $15m)." Barclay's May B. 2025 'The ESPN Bet business appears to be narrowing its losses, line of sight to market share gains required to generate positive EBITDA remains unclear, in our view We expect investors to focus on -II strategic actions in Digital as share remains below targets outlined with the original agreement and 2) details on the rebound in April/May given the heightened uncertainty around a consumer slowdown." Morgan Stanley May 8,2025 PENN's Long-Term Underperforrnance and Strategic Errors "In the past two years, PENN shares are -3056 given uninspiring financials plagued by competitive openings, low•end consumer pressure, high operating leverage, rising interest rates, and Interactive strategy changes. With '24 results below .Expectations and elevated capes expected for one more year, FCF will remain suppressed this year." Macquarie February 28, 2025 "[I]n our view, the uncertainty surrou riding the Digital segment's market share and operating performance remains a key area of debate, which is a key driver of our tempered view_ Although the core business performed a bit better than our expectations, the losses from the Interactive segment were weaker than our marginally optimistic estimates." Jefferies rearuary 2132025 "Q4 EBEDA was above guidance, but missed our recently raised retail ests [sic] while 2025 retail guidance was generally in-line but Interactive was -$1001v1 worse than expected." Truist Fetruary 28. 2025 "When discussing the overall trajectory of ESPN BET, PENN management was forthright in calling into question its current digital cost structure, and specifically highlighting its marketing spend (much of which goes to ESPNli in relation to ESPN BET currently being `riot on pace' to compete for a podium position in market share, and also calling out next year's 3.year exit clause that becomes available to both parties. We're not sure how far away PENN and its board are from taking more drastic strategic action..." Barclays Tebruary 28.2025 "I don't understand why people don't understand that this CEO and Chairman are the most vulnerable executives I've ever seen_ You all know the facts about the CEO's comp vs performance score." lefferies janury 30, 2075 "Simplistically, within interactive there are three components that together we estimate lost -$520m in EBITDA in '24(license fees, theScore, ESPNBet}" Litimho January 30.2425 "We believe there is significant opportunity to monetize/highlight/leverage those asses and lean into iGaming fa brand/product that has largely been conflated with OSB, leading to underwhelming results[[.]" Minh° January 30, 2025 "As ypu all know, the main issue with the shares has been the company's disastrous capital allocation track record since 2020 (pretty good before then) and their unflinching aspirations to continue to run head first into an expensive and unwinnable OSB market place__ We see virtually NO scenario that at a minimum new independent.. directors don't land on this board and lead to the inevitable "shut down" of the 54bn fantasy that netted $1 from Portnoy and hopefully $50mn in ERITDA in a good year.' Jefferies January, 14, 2025 "PENN seemingly will lose $50Ornn in digital in 2024, they are a 53bn market cap company_ The magnitude of their OSB losses is truly staggering." Jefferies January, 14, 2025 "Despite their best efforts to prevent it, PENN's mgrnt. team 1 board/ Chairman (a respected banker trying to build a new fi rm) now will face very hard questions in a public forum...for the first time ever." Jefferies January 14.20.15 HG Vora's Strong Case for Change 'This dissident slate vas BY FAR the most important catalyst here... I-1C Vora's directors are below_ Compare those three to the 75, 77 and 74 year olds that PENN is putting up against them. You tell me who you think will win this contest_T jefferies January, 30,2025 "[VW now believe PENN is one of the most interesting 'event path' stacks in our coverage.. with an activist campaign(HG Vora) that could highlight under appreciated value and result in significant upside to the stock" Minh January 30, 2025 HG Vora's Nominees Are the Right Directors to Create Value at PENN "FIG Vora will win this contest We don't need to belabor this point I've spoken to almost every major shareholder. None are happy, how could they be? Vora's._ experienced candidates_ will probably be viewed favorably against the PENN directors up for re •el ection[.r lefferies January 14.7025 Vora has submitted about as impressive of a slate as you will ever see. lefferies January 30, 2025 'Their nominees are people who know Penn, and many i nvi-tors want people in there who know the business and can get things turned around here_ I think I-1G Vora is in thisfor the long game[.]" Citizens IMP Group LIC February 5,2025 "I would imagine that there is some sense of agreement among larger shareholders that these directors will help drive Penn in the direction they want to go[.]" Citizens IMP Group LIG February 5,2025 "I-1G Vora's nominees have significant transaction, M&A and capital return experience, potentially pointing to the direction they might want to take if elected.' Bank of America January 30, 2025 Proxy Statement Accessible here at SECgo, Wi nAt The Nom inees Materials About HG Vora NI PENN ABOUT HG VORA HG Vora is a New York•based. val ue•oriented investment firm with deep experience investing in tle Id or 're gpr-..--Kg sccers April 2009. Our investment team conducts rigorous fundamental analysis and leverages its deep industry expertise to analyze complex situations, identify mispriced investment opportunities and work collaboratively with management teams and other stakeholders to help realize value. Our engagement with PENN represents the first time in our firm's 15-year history that HG Vora has decided nominating directors is necessary. All tl• •cc• director candidates nominated by HG Vora are indecercert of both • arc PENN management. The Nominees The three independent director ea - MeSSfs Clifford, Hartnett, and Ruisanchez - have significant experience and expertise in the gaming and enterminment industries, as wall as strong track records of disciplined capital allocation and history of value creaton through strategic transactions that can help prcvide proper oversight of management and help create long-term value for PENN shareholders William Clifford Johnny Hartnett William 01ifind has noire than 30 yea rs at ovrience Johnny Harin et: has decades of experinnoebuddig and delivering excellent returns for liareholdus n ilia raining online Sparta h et t 'Tend gaffing businesses. gamin industry_ es Carlos Raisanche2 Carlos Ruisancliez has a sl rung track retard of capital allocation and vale creation for shareholder WI nAt 11 PENN HOW TO VOTE The Nominees Materials .6, About HC Vora ITS TIME TO VOTE - YOUR VOTE MATTERS NO MATTER HOW MANY SHARES YOU OWN 1.1110.4.1.11 11••••01M.N. PONMU•a}Mbliffl• 71•*1:I{Mirli 0•Mh•lifrE --fry PENN Entertainment's 2025 Annual Meeting will be held on June 17, 2025. Whether or not you plan to attend, your vote is very important You can vote your shares using • nwor mi...m•••3,mianymi...mmow.••• •rna • one of the voting options listed below. If you have questions or need assistance, please call {877) 629.6355. HC Vora urges Stockholders to use our GOLD universal proxy card or voting instruction form to vote "FOR" each of the I-IC Vora Nominees William ]. Clifford, Johnny Hartnett, and Carlos RuisancheL IMPORTANTLY, IF YOU MARK FEWER THAN THREE 'FOR- BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, YOUR VOTES WILL BE VOTED ONLY "FOR' THOSE HG VORA NOMINEES YOU HAVE SO MARKED. Holders of shares of PENN Entertainment, Inc.'s common stock as of the record date of April 28, 2025 are urged to submit a universal proxy card or voting instruction form even if your shares were sold after the record date. There is no need to use the Company's proxy card or voting instruction form, regardless of how you wish to vote. If you have already sent a proxy card furnished by company management or the Board, you may revoke that proxy and vote on the director nominees by signing, dating and returning the universal proxy card or voting instruction form. The latest dated proxy is the only one that will be counted. Any proxy may be revoked at any time prior to the 2025 annual meeting by delivering a written notice of revocation or a later dated proxy for the 2025 annual meeting or by voting in person at the 2025 annual meeting. Additional Voting Information If your shares of Common Stock are held in your own name, please authorize a proxy to vote by signing and returning the GOLD universal proxy card in the postage•paid envelope provided or by instructing us by telephone or via the Internet as to how you would like your shares of Common Stock to be voted {instructions are on your GOLD universal proxy card). If you hold your shares of Common Stock in "street name" with a bank, brokerage firm, dealer, trust company or other institution or nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other institution or nominee to ensure that a GOLD universal proxy card is submitted on your behalf. Please follow the instructions to authorize a proxy to vote on your behalf on the GOLD voti ng instruction form. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be del Vered to them by Internet or telephone, instructions will be included with the enclosed GOLD voting instruction form. Any shareholder who wishes to vote may do so using the GOLD universal proxy card Do not use the Company's proxy card or voting instruction form if you vote using the GOLD universal pron., card The Company; proxy card and voting ins/ruction form only permits you to vote for Mr. Hartnett and ME Ruisanchez Shareholders are permitted [ovate "FOP" up to three {3} of the Nominees on the GOLD universal proxy card. See sections titled "Important Voting Information" and 'Questions And Answers Relating To This Proxy Solicitation" contained in the Proxy Statement for more information_ Disclaimer CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS he infor mat ion herein contains "forward-looking statements' that can be identified by the fact that they do not relate strictly to historical or current facts Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such . 'may; "will;' 'expects."believes; 'anticipates" "plans; "intends; 'estimates; 'projects; "potential." 'targets." 'forec.ts; 'could; 'should' or the negatNe of such terrns or other variations on such terms or comparable terminology. Simi la rly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. I here can be no assurance that a rry idea or assumption herein is. or will be proven. correct. If one or more of the rig!ks or uncertainties materialize, or if HC Mote's underlying assumptions prove to be incorrect.the actual results may vary materially horn outcornes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by MC Vora that the future pia ns. estimates or expectations contemplated will ever be achieved. I he information herein does not constitute an offer to sell or solicitation of an offer to buy any of the securities described herein in any state to any person. CERTAIN INFORMATION CONCERNING THE PARTICIPANTS HG Vora and the other Participants las defined below) filed a definitive proxy statement and accompanying gold unNrersa I proxy card with the SEC on May 12. 2025 to be used to solicit proxies for the election of its slate of director nominees at the 20a. annual meeting of shareholders [the '202b Annual Meetings of PENN Entertainment, Inc. ['PENNI. 1 he participants in the proxy solicitation are currently anticipated to be MC Vora Capital Management LLC Ithe "Investment Manager"). F1C Vora Special Opportunities Master Fund, Ltd. ("Master Fund"). Dowrbrider Seri. LP-Segregated Portfolio C (`Downriver). Parag Vora i"M r_ Vora" and, collectively with I nv.tment Manager. Master Fund and Downriver."HG Voran, William Clifford, Johnny Hartnett, and Carl. Pursanch. [collectively all of the foregoing, the "Participa As of the date hereof. [i} Master Fund directly owns S.62S.,6047 shares of carry-non st.k par value $aaa I per share the "Common Stock"), of PENN. including 140 shares of Common Stock as the record holder and [ii) Do6vririver directly owns 3,4 ,000 shares of Common Stack, including 100 shams of Common Stock as the record holder [collectively, the 1.250.000 shares of Common Stock owned by Master Fund and Downriver. the "I-IC Vora Sha res"). I he HC Vora Shares collectively represent approximately 4.60% of the ornstanding shares of Common Stock, based on the 150,8S2.7,89 shares of Common Stock outstanding as of April 24, 2.525, as disclosed by PENN on its proxy statement for the Annual Meeting. 1 he Investment Manager is the investment manager of Master F und and Downriver, each of which have delegated all investment and voting decisions to theInvestrnent Manager. Mr. Vora is the manager of the Iry re,trnent Manager and has authority over clay-to-day operations and investment and voting decisions, including with respect bathe HG Vora Shares, of the Investment Manager_ Each of the Investment Manager and Mr_ Vora may he deemed to have the shared power to vote or direct the vote of [and the sha red power to dispose or direct the disposition of[ the RC Vora Shares and indirect ownership thereof. Mr. Ruisancher directly owns S.ISO shares of Common Stock Neither Mr. Clifford nor Mr. Hartnett beneficially own any shares of Common Stock Certain of the Participa rills are also frorn time to time part/to certa in derivative instruments that provide economic exposure to PEN N's Common Stock. All of the foregoing information is as of the date hereof unless otherwise disclosed. IMPORTANT INFORMATION AND WHERE TO FIND IT FIG VORA SI RONGLY ADVISLS ALL 51-W.REFIOLDIRS OF I HE CO RPORAI ION 10 READ 1 Mt DEFINI IlVt PROXY S I Al EM EN I AND 0 I HER PROXY NIAI ERIALS BECAUSE I HEY CON 1AI N IMPOR IAN I IN I-0 RMAII0 It SUCH PROXY MAI L RIALS ARE AVAILABLE Al NO CHARGE ON 1 FIL SEC'S WENS! 1 L Al WWW.SEC_COV. I H E DL FIN I I IVE PROXY AND ACCOMPANYING PROXY CARD WILL ALSO IL I- URN ISH ED 10 SOME OR ALL OF 1 HE COMPANY'S SHAREHOLDERS. SNARL HOLDS RS MAY DI RIC I A FR EQU ESI I 0 1 HE PAR! ICI PAN I S' PROXY SOLICI I OR OKAPI PAR IN EFIS LLC, 1212 AVENUL OF 1 HE AMERICAS, IV 1 H F LOOK, NEW YORK, NEW YORK 100ie (SNAP tliOLDLHS CAN CALL 1 O LL-FREE: 1877) 6.29-E6b5).